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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Robert L. Charles, as a member of the plan administrative committee (the "Administrative Committee") of the Diamond Offshore 401(k) Plan (the "Plan"), which administers the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 11-K report of the Plan for the period ending December 31, 2002, as filed with the U.S. Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 30, 2003

                                          /s/ Robert L. Charles
                                          --------------------------------------
                                          ROBERT L. CHARLES,
                                          On behalf of the Administrative
                                          Committee, the CEO/CFO equivalent for
                                          the Plan


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Diamond Offshore Drilling, Inc. (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.